SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: February 17, 2000



                         COMMISSION FILE NUMBER 0-14703


                                NBT BANCORP INC.
             (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                     16-1268674
          (State of Incorporation) (I.R.S. Employer Identification No.)

                  52 SOUTH BROAD STREET NORWICH, NEW YORK 13815
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (607)-337-2265

                                       N/A
          (Former Name or Former Address, If changed since last Report)

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Item 2.  Acquisition or Disposition of Assets

On February 17, 2000, NBT Bancorp Inc. and Lake Ariel Bancorp, Inc. completed their merger, resulting in the merger of Lake Ariel into NBT. Each company held a special meeting of stockholders on February 17, 2000, to consider the agree-ment and plan of merger, which stockholders of both companies approved. The merger took place immediately thereafter.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements.

     (1) The audited consolidated financial statements of Lake Ariel as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, and the independent auditors' report thereon dated January 25, 1999, previously included in Lake Ariel's Annual Report on Form 10-K for the year ended December 31, 1998, are hereby incorporated by reference (file number 0-22092).

     (2) The unaudited consolidated interim financial statements of Lake Ariel as of September 30, 1999 and 1998 and for the nine month period then ended, previously included in Lake Ariel's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, are hereby incorporated by reference (file number 0-22092).

(b)  Pro Forma Financial Information.

     (1) The unaudited pro forma condensed combined balance sheet of NBT as of September 30, 1999 and the unaudited pro forma condensed combined income statements of NBT for the nine months ended September 30, 1999 and 1998 and the years ended December 31, 1998, 1997 and 1996 and notes thereto, giving effect to the merger under the pooling of interests method of accounting, were set forth on pages 99-113 of NBT's Joint Proxy / Prospectus Statement contained in its Registration Statement on Form S-4\A (No. 333-93197) filed on January 11, 2000, and are hereby incorporated by reference.

(c) Exhibits. The following exhibits are filed herewith or incorporated by reference as part of this report:

     2.1 Agreement and Plan of Merger, dated as of August 16, 1999, as amended December 13, 1999 and December 27, 1999, by and between NBT Bancorp Inc. and Lake Ariel Bancorp, Inc., is incorporated by reference to Appendix A to the Joint Proxy/Prospectus Statement contained in the Registration Statement of NBT on Form S-4\A (No. 333-93197), filed on January 11, 2000.

    23.1 Consent of Parente, Randolph, Orlando, Carey and Associates, indepen-dent auditors to Lake Ariel. (Filed herewith)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NBT BANCORP, INC.

Date: March 3, 2000                                     /s/ Michael J. Chewens
                                                        Michael J. Chewens, CPA
                                                        Executive Vice President
                                                        Chief Financial Officer
                                                        and Treasurer



                                  EXHIBIT INDEX



2.1 Agreement and Plan of Merger, dated as of August 16, 1999, as amended December 13, 1999 and December 27, 1999, by and between NBT Bancorp Inc. and Lake Ariel Bancorp, Inc., is incorporated by reference to Appendix A to the Joint Proxy / Prospectus Statement contained in the Registration Statement of NBT on Form S-4\A (No. 333-93197), filed on January 11, 2000.

23.1 Consent of Parente, Randolph, Orlando, Carey and Associates, independent auditors to Lake Ariel. (Filed herewith)